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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                 JUNE 26, 1996
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                              GCR HOLDINGS LIMITED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


THE CAYMAN ISLANDS                  0-27220                 NOT APPLICABLE
(STATE OF INCORPORATION)    (COMMISSION FILE NUMBER)         (IRS EMPLOYER
                                                         IDENTIFICATION NUMBER)


             SOFIA HOUSE, 48 CHURCH STREET, HAMILTON HM 12, BERMUDA
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (441) 292-9415
              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:


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ITEM 5.  OTHER EVENTS.

     On June 26, 1996, the Registrant filed Amendment No. 1 (the "Amendment") to its Registration Statement on Form S-1 (Registration No. 333-04195) for the registration of a proposed maximum aggregate offering price of $115,000,000 of Ordinary Shares to be offered by certain shareholders of the Registrant. The Amendment, without exhibits, is attached hereto as Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     99 Amendment No. 1 to Registration Statement on Form S-1 (Registration No. 333-04195), without exhibits, as filed by the Registrant with the Securities and Exchange Commission on June 26, 1996.




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              GCR HOLDINGS LIMITED


Date: June 26, 1996                     By /s/ FREDERICK W. DEICHMANN
                                           -----------------------------
                                              Frederick W. Deichmann
                                             Chief Financial Officer
                                                   and Secretary







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                                EXHIBIT INDEX
                                -------------


Exhibit
 Number                         Description
- -------                         -----------
  99 Amendment No. 1 to Registration Statement on Form S-1 (Registration No. 333-04195), without exhibits, as filed by the Registrant with the Securities and Exchange Commission on June 26, 1996.